UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Asian Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASIAN FINANCIAL, INC.

Notice Of Annual Meeting Of Shareholders

To Be Held On June 29, 2007

          The Annual Meeting of Shareholders of Asian Financial, Inc., the “Company”, will be held on June 29, 2007, Friday, at 10:00 a.m. local time at the Company’s offices at No. 3 Jinyuan Road, Daxing District Industrial Development Zone, Beijing, People’s Republic of China, for the following purposes, as more fully described in the accompanying proxy statement:

          1.     To elect five directors to hold office until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified.

          2.     To ratify the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.

3. To amend the Articles of Incorporation as follows:

a) To change the name of the Company to “Duoyuan Digital Printing Holdings Company.”;

b) To change the Registered Agent to Pioneer Corporate Services;

c) To change the Registered Office to 1720 Carey Avenue, Suite 600, Cheyenne, Wyoming;

d) To add an article eliminating director liability to the corporation and/or shareholders except in four circumstances provided for under the Wyoming Business Corporation Act;

e) To add an article on indemnifications of directors; and

f) To add an article providing that directors may only be removed for cause.

4. To issue cash payment, without interest, in lieu of issuing any fractional shares, after the reverse stock split, to each holder of Common Stock who would otherwise have been entitled to a fraction of a share.

          5.     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Only shareholders of record at the close of business on May 21, 2007 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Wenhua Guo
Wenhua Guo
Chairman
Beijing, People’s Republic of China
June 1, 2007

YOUR VOTE IS IMPORTANT!

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

B-1

ASIAN FINANCIAL, INC.

No. 3 Jinyuan Road
Daxing District Industrial Development Zone
Beijing, Peoples’ Republic of China
Post Code: 102600
+86 10 6021 2222

PROXY STATEMENT

2007 ANNUAL MEETING OF SHAREHOLDERS

          Asian Financial, Inc., the “Company”, is furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on June 29, 2007, Friday at 10:00 a.m. local time, at No. 3 Jinyuan Road, Daxing District Industrial Development Zone, Beijing, People’s Republic of China, and at any adjournments thereof, the “Annual Meeting”.  These materials will be mailed to shareholders on or about June 1, 2007.

          Only holders of the Company’s common stock as of the close of business on May 21, 2007, the “Record Date”, are entitled to vote at the Annual Meeting.  Shareholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker.  As of the Record Date, there were 67,047,481 shares of common stock outstanding.

          A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting.  Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

          Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date.  Shareholders do not have cumulative voting rights.  Shareholders may vote their shares by using the proxy card enclosed with this proxy statement.  All proxy cards received by the Company, which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards.  If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this proxy statement, for the ratification of the appointment of Moore Stephens Wurth Frazer and Torbert, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007, for the amendment of the Articles of Incorporation of the Company and for the issuance of cash payment, without interest, in lieu of issuing any fractional shares, after the reverse stock split, to each holder of Common Stock who would otherwise have been entitled to a fraction of a share.

  The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders.  If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

          Under Wyoming law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

          For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Ms Baiyun Sun, the Secretary of the Company, at No. 3 Jinyuan Road, Daxing District Industrial Development Zone, Beijing, Peoples’ Republic of China, Post Code: 102600, or (b) attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

          The proxy card accompanying this proxy statement is solicited by the Board of Directors of the Company.   The Company will pay all of the costs of soliciting proxies.  In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation.  The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

BOARD OF DIRECTORS

          The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:

Name	Age	Position	Term Expires on the Annual Meeting held in the Year
Wenhua Guo	45	Chairman of the Board of Directors, Chief Executive Officer	2008
G. Michael Bennett	59	Independent Director	2008
Xiqing Diao	37	Director, Chief Operating Officer	2008
Lianjun Cai	57	Independent Director	2008
Punan Xie	71	Independent Director	2008

          At the Annual Meeting, the shareholders will vote on the election of Wenhua Guo, G. Michael Bennett, Xiqing Diao, Lianjun Cai and Punan Xie as directors to serve for a one-year term until the annual meeting of shareholders in 2008 and until their successors are elected and qualified.  All directors will hold office until the annual meeting of shareholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

          The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

          Wenhua Guo, Chairman of the Board and Chief Executive Officer.  Mr. Guo is the founder of Duoyuan China and has served as its Chairman and Chief Executive Officer since the commencement of Duoyuan China’s operations in 2001.  Before Mr. Guo founded Duoyuan China, he was a physics teacher at Beijing Chemical Institute.  Mr. Guo is also Chairman of Duoyuan Electric Group.  Mr. Guo obtained a bachelor’s degree in physics from Beijing Normal University.

G. Michael Bennett, Independent Director. Mr. Bennett is a partner at Nexis Investment Consulting Corporation (Beijing) since 2004, assisting Chinese companies from its China offices to raise funds and assisting US companies in finding the appropriate mergers and acquisitions candidates and investments. He was a partner at ProCFO, from 2000 to 2004, which provided contract CFO service for companies needing an interim CFO. Before that, Mr. Bennett taught in California and Hawaii.  Mr. Bennett attended Michigan State University (BA, MBA, Finance and Accounting). He is the chairman of our Audit Committee.

Xiqing Diao, Director and Chief Operating Officer.  Mr. Diao has been Director and Chief Operating Officer of Duoyuan China since November 2005.  He was vice general manager of Duoyuan Water Environment Technology Co., Ltd. from August to November 2005, assistant to general manager of Duoyuan Electric (Tianjin) Auto Water Pump Co., Ltd. from January to July 2005, and general manager of operations of Duoyuan Electric Group from January 2003 to December 2004.  From May 2001 to December 2002, Mr. Diao was general manager of No. 1 division of Duoyuan Water Environment Technology Co., Ltd.  Mr. Diao obtained a bachelor’s degree in mechanics from Tianjin Textile Technology Institute in July 1993.  He was also an ISO9001:2000 Internal Auditor, ISO 14000 Internal Auditor and ISO14000 Internal Auditor in 2004.

Lianjun Cai, Director.  Mr. Cai was a Director of Industrial Committee of Daxing Industrial Development Zone Beijing from 2001 to 2004. Before that, he was General Manager of Management Committee of Daxing Industrial Development Zone. Mr. Cai received his bachelor degree in economy management and is the chairman of our Compensation Committee.

Punan Xie, Director. Mr. Xie taught at Beijing Institute of Printing from 1978-2001, was section chief of the research department, director of faculty of printing faculty and assistant to President of Institute 1985-1987 and was sub decanal at Beijing Institute of Printing, 1987-2001. He was also director of the program of print engineering of the National Higher Education Committee, vice director of the National Standard Committee of printing equipment, vice director of Educational Committee of China Printing Technical Association, Technical committee member of China Printing Equipment and Appliance Association, Counselor of the Expert Consultative Committee of Beijing government, Valuator of the National Science and Technology Achievement Award and National expert of evaluation of light-industry products and printing equipments import. Mr. Xie obtained a Bachelor of Science in printing mechanism from Moscow Institute of Printing. Mr. Xie is the chairman of our Nomination Committee.

Duoyuan Electric Group, Duoyuan Water Environment Technology Co., Ltd., and Duoyuan Electric (Tianjin) Auto Water Pump Co., Ltd. are affiliates of Duoyuan China. Duoyuan Electric Electronics Co., Ltd. is a subsidiary of Duoyuan Electric Group.

          There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

          Criteria for Board Membership. In recommending candidates for appointment or re-election to the Board, the nominating committee, the “nominating committee”, considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least three directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market, and at least one member of the Board qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

           Shareholder Nominees.  The Board will consider written proposals from shareholders for nominees for director.  Any such nominations should be submitted to Ms Baiyun Sun at c/o Ms. Baiyun Sun, the Secretary of the Company, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the shareholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such shareholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Shareholder Proposals for 2008 Annual Meeting” below.

           Process for Identifying and Evaluating Nominees.   The nominating committee has nominated incumbent directors who continue to be qualified for Board service and are willing to continue as directors.  If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual shareholder meetings, the nominating committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought.  Director candidates will be selected based on input from members of the Board, senior management of the company and, if the nominating committee deems appropriate, a third-party search firm.  The nominating committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating committee.  Candidates meriting serious consideration will meet with all members of the Board.  Based on this input, the nominating committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the shareholders, as appropriate.

           The Company has never received a proposal from a shareholder to nominate a director. The Board believes that the nominating committee’s process for the evaluation of a shareholder nominee would be similar to the process outlined above.

           Board Nominees for the 2007 Annual Meeting. Each of the nominees listed in this proxy statement are current directors standing for re-election. The three independent directors were appointed to the Board in April 2007. For each of the three independent directors, the Company’s chief executive officer recommended them to the nominating committee which approved their nomination.

DIRECTOR COMPENSATION

The independent directors will receive a gross pay of $12,000 per year, except G. Michael Bennett will receive a gross pay of $20,000 as director and chairman of the audit committee. In addition, the independent directors will receive $1,000 for attending each meeting of the Board of Directors at which there is a quorum, whether in person or by telephone, up to a maximum of $5,000 per fiscal year. They will be no other fees or reimbursements.

 The Company has granted non-qualified options for the purchase up to 50,000 shares of the Company’s common stock to each independent director, which options shall be exercisable within three years from the grant date and have an exercise price equal to the stock price for the private placement in November 2, 2006. These options shall be vested in equal installments on an annual basis over a five year period.

BOARD MEETINGS AND COMMITTEES

In April, 2007 the Board established audit, nominating and compensation committees. Three of the five directors of the Company are independent under the rules of the SEC and the listing standards of the Nasdaq Stock Market: G. Michael Bennett, Lianjun Cai and Punan Xie.

Audit Committee. The audit committee currently consists of G. Michael Bennett (chairman), Lianjun Cai and Punan Xie. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that G. Michael Bennett qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants. The audit committee oversees the accounting and financial reporting processes of the Company and audits of its financial statements. The audit committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

       Compensation Committee. The compensation committee currently consists of Lianjun Cai (chairman), G. Michael Bennett and Punan Xie. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The compensation committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B.

       Nominating Committee. The nominating committee currently consists of Punan Xie (chairman), G. Michael Bennett and Lianjun Cai, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The nominating committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix C.

          The Company’s Board of Directors met once during the fiscal year ended June 30, 2006. The audit, nominating and compensation committees were not established until after the end of fiscal 2006. Each member of the Board attended 75% or more of the Board meetings.

    COMMUNICATIONS WITH DIRECTORS

          Shareholders interested in communicating directly with our Directors may send an e-mail to Ms Baiyun Sun, the Company’s secretary at sunbaiyun2006@126.com. Ms Sun will review all such correspondence and will regularly forward to the Board of Directors copies of all such correspondence that deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention.  Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence.  Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the acting audit committee. The Company has a policy of encouraging all directors to attend the annual shareholder meetings.  This will be the first Annual Meeting since the Company’s current management took over the Company in October, 2006.

CODE OF CONDUCT AND ETHICS

          The Company has adopted a code of conduct and ethics that applies to its Chief Executive Officer, Chief Financial Officer and Controller. This code of ethics is included as Company’s Code of Ethics filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF DIRECTORS AND
OFFICERS AND CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s Common Stock as of December 31, 2006 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s directors and executive officers, and (iii) all executive officers and directors as a group.  Except as otherwise listed below, the address of each person is c/o Duoyuan Digital Printing Technology Industry (China) Co., Ltd., No. 3 Jinyuan Road Daxing District Industrial Development Zone, Beijing, People’s Republic of China. Percentage ownership is based upon 67,047,481 shares outstanding as of December 31, 2006.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage Ownership
Pinnacle China Fund, L.P.	3,486,472	5.2%

Barry M. Kitt(1) c/o The Pinnacle China Fund, L.P. 4965 Preston Park Blvd., Suite 240 Plano, TX 75093	3,486,472	5.2%

Duoyuan Investments Limited	47,100,462	70.25%

Wenhua Guo (2)	47,100,462	70.25% (3)

G. Michael Bennett	0	0%

Lianjun Cai	0	0%

Punan Xie	0	0%

Baiyun Sun	0	0%

Xiqing Diao	0	0%

Zhiguo Hao	0	0%

Lixin Wang	0	0%

Wenzhong Liu	0	0%

Yingqing Zhang	0	0%

Lide Chen	0	0%

Yongzeng Wang	0	0%

All Directors and Officers as a Group (10 persons)	47,100,462	70.25%

(1) Pinnacle China Advisers, L.P., “Advisers”, is the general partner of Pinnacle China Fund, L.P., “Pinnacle”. Pinnacle China Management, LLC, “Management”, is the general partner of Advisers. Kitt China Management is the manager of Management. Mr. Barry M. Kitt is the manager of Kitt China Management. As of December 31, 2006, Pinnacle was the beneficial owner of 3,486,472 shares of Common Stock. Mr. Kitt may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Pinnacle. Mr. Kitt expressly disclaims beneficial ownership of all shares of Common Stock beneficially owned by Pinnacle.

(2) Mr. Wenhua Guo is the sole shareholder of Duoyuan Investments, as such he may be viewed as having beneficial ownership over all 47,100,462 shares owned by Duoyuan Investments.

(3) Of the 47,100,462 shares of Common Stock beneficially owned by Mr. Wenhua Guo, 18,502,896 shares were deposited in escrow according to a Securities Purchase Agreement dated October 24, 2006, a copy of which was filed as Exhibit 10.1 to the Schedule 13D filed on December 6, 2006, and a Make Good Escrow Agreement dated October 24, 2006, a copy of which was filed as Exhibit 10.2 to the Schedule 13D filed on December 6, 2006, pursuant to which, if the Company does not meet certain performance benchmarks for the fiscal years 2006, 2007 or 2008, 1/3 of the escrow shares will be transferred to the investors pursuant to the Securities Purchase Agreement for each year when the performance benchmarks are not satisfied. Mr. Wenhua Guo retains the voting power and dividend rights of the escrow shares before such shares are delivered to the investors, if ever. As of May 15, 2007, 6,167,632 shares will be returned to Mr. Guo because the Company has fulfilled the performance benchmark for 2006.

There was a change in control of the Company on October 6, 2006, the date the transactions contemplated by the Equity Transfer Agreement closed. In accordance with the Equity Transfer Agreement, the Company issued to Duoyuan Investments Limited, “Duoyuan Investments”, 47,100,462 shares of its common stock to purchase all of the equity interest of Duoyuan Digital Printing Technology Industry (China) Co., Ltd., “Duoyuan China,” and the purchase of Duoyuan China will be referred to as the “Equity Transfer”.  As a result, Duoyuan China became the Company’s wholly-owned subsidiary, and Wenhua Guo, the sole shareholder of Duoyuan Investments, became the Company’s controlling shareholder with a beneficial ownership of 70.25%.  The Company did not receive any cash proceeds from the Equity Transfer. Upon the closing of the Equity Transfer, all of the Company’s directors and officers resigned, and the following nominees appointed by Duoyuan Investments became the Company’s directors:  Wenhua Guo, Baiyun Sun, Xiqing Diao, Zhiguo Hao and Lixin Wang.  Effective April 23, 2007, (i) Ms. Baiyuan Sun, Mr. Zhiguo Hao and Mr. Lixin Wang, each resigned as a director of the Company; (ii) the Board appointed Mr. G. Michael Bennett, Mr. Lianjun Cai and Mr. Punan Xie, each as an independent director to serve on the Board until his/her successor is duly elected and qualified or until his/her earlier death, resignation or removal; and (iii) the Board appointed Mr. G. Michael Bennett, Mr. Lianjun Cai and Mr. Punan Xie to serve on the Audit Committee, the Compensation Committee and the Nominating Committee.

In addition, Wenhua Guo was appointed as President and Chief Executive Officer. The Company is in search of a Chief Financial Officer and in the meantime, Baiyun Sun will act as its Interim Chief Financial Officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to October 6, 2006, the Company had accrued $10,000 per year for management services rendered by the Company’s majority shareholder and President pursuant to a five-year convertible promissory note covering years 1998 through 2002 for a total balance of $50,000 at December 31, 2004.  This note was non-interest bearing and convertible at a rate of $0.05 per share for 1,000,000 common shares at the option of the holder.  The note was converted to 1,000,000 shares of common stock of the Company on September 15, 2006.

Prior to October 6, 2006, the Company had accrued $20,000 during 2003 and 2004 for management services rendered by, Millennium Capital, Inc., an affiliate of the Company’s majority shareholder and President pursuant to the terms of a convertible promissory note. This note was non-interest bearing and convertible at a rate of $0.02 per share for 1,000,000 common shares at the option of the holder.  The note was converted to 1,000,000 shares of common stock on September 15, 2006.

Prior to October 6, 2006, the Company’s officers and directors have resolved to provide for various minimal expenses incurred by the Company without repayment until such time that a merger candidate is found.  These expenses consisted of, but are not limited to, office space, accounting, filing requirements, and management services.

Duoyuan Digital Printing Technology Industry (China) Co., Ltd., “Duoyuan China”, leases 4,500 square meters of space, located at No. 3 Jinyuan Road, Daxing District Industrial Development Area, Beijing, China, from Duoyuan Water Environment Technology Co., Ltd., of which Mr. Wenhua Guo is a sole shareholder.  The property used as an office building and research and development center.  The lease has a five-year term which runs from January 1, 2003 to December 31, 2007.  The annual rent is $136,022.

Duoyuan China uses the trademark “Duoyuan” under a license agreement with Duoyuan Water Environment Company, of which Mr. Wenhua Guo is a sole shareholder.  The trademark license does not have a term.  The license is provided to Duoyuan China at no charge.

Duoyuan China uses the patent, “an automatic offset press printing oil supply quick clearing devise”, under a license agreement with Huiyuan Duoyuan, of which Mr. Wenhua Guo is a sole shareholder.  The patent license does not have a term.  The license is provided to Duoyuan China at no charge.

Tianjin Automobile Water Pump Co., Ltd., “Tianjin Water Pump”, of which Mr. Wenhua Guo is a sole shareholder, has supplied certain key parts of the offset presses, such as frame panels and rollers, to Duoyuan China.  Duoyuan pre-paid Tianjin Water Pump for these key parts, and as at June 30, 2005, there was a balance of $445,751 in prepaid services remaining.  It is anticipated Tianjin Water Pump will continue to provide certain parts or goods to Duoyan China until the prepaid service amount has been satisfied. In addition, once the prepaid service amount has been satisfied, it is anticipated that Duoyuan China will no longer purchase supplies from Tianjin Water Pump .

Langfang Duoyuan Digital Technology Co., Ltd., “Langfang Duoyuan”, is a subsidiary of Duoyuan China.
Langfang Duoyang, gave surplus construction materials valued at $442,019 to Duoyuan Langfang Water Recycle Equipment Manufacturing Co., Ltd., “Duoyuan Water Recycle”, of which Mr. Wenhua Guo is a sole shareholder.

Duoyuan China rents office building from Duoyuan China Water Recycle Technology Industry Co., Ltd., of which Mr. Wenhua Guo is a sole shareholder. During the term of the rent, Duoyuan China Water Recycle Technology Industry Co., Ltd. paid Duoyuan China’s portion of electricity and water bill associated to the office rent. The amount of electricity and water bill became Duoyuan China’s payable to Duoyuan China Water Recycle Technology Industry Co., Ltd. Duoyuan China also transferred some of its employees to Duoyuan China Water Recycle Technology Industry Co., Ltd. Social welfare associated to these transferred employees occurred before their transfer became Duoyuan China’s payable to Duoyuan China Water Recycle Technology Industry Co., Ltd. As of June 30, 2005, Duoyuan China’s payment to Duoyuan China Water Recycle Technology Industry Co., Ltd. amounted to $2,531,998.

When Langfang Duoyuan was established and was building its plants, Duoyuan China Information Technology Industry Co., Ltd., “Duoyuan Information Technology”, of which Mr. Wenhua Guo is a sole shareholder, advanced funds to Langfang Duoyuan to pay the municipal infrastructure allocation fee and to help pay utilities bills such as electricity, water, heat steam, waster water treatment, etc.  The total amount advanced was $4,598,000. As of June 30, 2005, these payable had been reduced.

  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, the “Exchange Act”, and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC.  Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2006, such SEC filing requirements were satisfied. Subsequent to the end of the fiscal year, in December 2006, Lide Chen, Xiqing Diao, Wenzhong Liu, Baiyun Sun, Lixin Wang, Yongzeng Wang, Yinqing Zhang and Hao Zhiguo filed late Form 3s.

EXECUTIVE COMPENSATION

          The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by the Chief Executive Officer, the “CEO”, during fiscal years 2006, 2005 and 2004. No other executive officer received compensation for the fiscal years 2006, 2005 and 2004 in excess of $100,000.

Summary Compensation Table:

	Annual Compensation					Long-Term Compensation
						Awards
						Securities Underlying Options/SARs		Payouts
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Restricted Stock Award(s) ($) (f)	(#) (g)	($) (h)	All Other LTIP Payouts (2) ($) (i)
Wenhua Guo/CEO	2006	19,800	15,100	0	0	0	0	0
Wenhua Guo/CEO	2005	18,750	9,300	0	0	0	0	0
Wenhua Guo/CEO	2004	18,750	9,000	0	0	0	0	0

          There are no employment agreements with any of our executive officers. In the last fiscal year through the date of this proxy statement, the Company has not granted stock options to its Chief Executive Officer.

(1) Upon the closing of the equity transfer on October 6, 2006, Messrs. Mork and LeBoeuf resigned as directors and officers of the Company.  No additional amounts are due to Messrs. Mork and LeBoeuf.

(2) During the last three fiscal years, the executive officers of the Company and of Duoyuan China were not granted any perquisites or other personal benefits, and each of the executive officers of Duoyuan China made an arrangement with Duoyuan China to use a company car.

Prior to October 6, 2006, the Company had accrued $10,000 per year for management services rendered by the Company’s majority shareholder/President pursuant to a five-year convertible promissory note covering years 1998 through 2002 for a total balance of $50,000 at December 31, 2005 and 2004.  This note was non-interest bearing and convertible at a rate of $0.05 per share for 1,000,000 shares of common stock at the option of the holder.  The note was converted to 1,000,000 shares of common stock of the Company on September 15, 2006.

Prior to October 6, 2006, the Company has accrued $20,000 during 2003 and 2004 for management services rendered by an affiliate of the Company’s majority shareholder/President pursuant to the terms of a convertible promissory note.  This note is non-interest bearing and convertible at a rate of $0.02 per share for 1,000,000 common shares at the option of the holder.  This note was converted to 1,000,000 shares of common stock of the Company on September 15, 2006.

The total number of shares issued to the note holder upon the two note conversions were 2,000,000 shares.

REPORT OF THE AUDIT COMMITTEE

           During the fiscal years 2004, 2005 and 2006, the Board of Directors was the acting Audit Committee. There was no audit committee expert as the Company has not formed an Audit Committee. The Board has established an audit committee for the 2007 fiscal year, and G. Michael Bennett has been identified as an “audit committee financial expert,” as that term is defined under the rules of the SEC. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements.  The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants.

           Management has primary responsibility for the system of internal controls and the financial reporting process.  The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-KSB for 2006, the Audit Committee, comprising of Dempsey K. Mork and Norbert L. LeBoeuf, who were directors of our company prior to their resignation on October 6, 2006:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended June 30, 2006 with the Company’s management and the independent accountants;

•
discussed with Child, Van Wagoner & Bradshaw, PLLC, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Child, Van Wagoner & Bradshaw, PLLC required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Child, Van Wagoner & Bradshaw, PLLC are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2006 Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
/s/ Dempsey K. Mork and /s/ Norbert L. LeBoeuf
Dempsey K. Mork and Norbert L. LeBoeuf

Audit Committee’s Pre-Approval Policy

          The acting audit committee has not adopted any policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The audit committee shall do so shortly.

              Principal Accountant Fees and Services

          The Company has appointed Moore Stephens Wurth Frazer and Torbet, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Child, Van Wagoner & Bradshaw, PLLC (“Child”) for the year ended December 31, 2005 and the transition period of January 1, 2006 to June 30, 2006, due to a change in our fiscal year end from December 31 to June 30. The Company did not incur any fees with Child during the year ended December 31, 2004, and the Company incurred additional audit fees with Child totaling $3,800 during the period of July 1, 2006 to December 31, 2006.

Child, Van Wagoner & Bradshaw, PLLC

	Transition Period of Jan. 1, 2006 to June 30, 2006	Year Ended Dec. 31, 2005
Audit Fees	$1,400	$5,900
Audit-Related Fees(1)	-	-
Tax Fees(2)	-	-
All other Fees(3)	-	-

Total	$1,400	$5,900

(1) Includes accounting and reporting consultations related to acquisitions and internal control procedures.

(2) Includes fees for service related to tax compliance services, preparation and filing of tax returns and tax consulting services.

(3) Includes fees for business trips.

Moore Stephens Wurth Frazer and Torbet, LLP

2006
Audit Fees	$295,000
Audit-Related Fees(1)	—
Tax Fees(2)	—
All other Fees(3)	—

Total	$295,000

(1)	Includes accounting and reporting consultations related to acquisitions and internal control procedures.

(2)	Includes fees for service related to tax compliance services, preparation and filing of tax returns and tax consulting services.

(3)	Includes fees for business trips.

PROPOSAL 1 — ELECTION OF DIRECTORS

          At the Annual Meeting, the shareholders will vote on the election of five directors to serve for a one-year term until the 2008 annual meeting of shareholders and until their successors are elected and qualified.  The Board of Directors has unanimously approved the nomination of Wenhua Guo, G. Michael Bennett, Xiqing Diao, Lianjun Cai and Punan Xie for election to the Board of Directors.  The nominees have indicated that they are willing and able to serve as directors.  If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.  The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.  Shareholders do not have cumulative voting rights in the election of directors.

          The Board of Directors recommends a vote “for” the election of Wenhua Guo, G. Michael Bennett, Xiqing Diao, Lianjun Cai and Punan Xie as directors.

          Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Wenhua Guo, G. Michael Bennett, Xiqing Diao, Lianjun Cai and Punan Xie.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS

          At the Annual Meeting, the shareholders will be asked to ratify the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.  Representatives of Moore Stephens Wurth Frazer and Torbet, LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so.  Such representatives are also expected to be available to respond to appropriate questions.

Following the completion of their audit report dated August 18, 2006 for the fiscal year ended June 30, 2006, the Audit Committee of the Company’s Board of Directors approved the decision not to re-appoint Child, Van Wagoner & Bradshaw, PLLC as its independent auditors.

The reports of Child, Van Wagoner & Bradshaw, PLLC on the consolidated financial statements of the Company for the years ended 2006 and December 31, 2005 and the transition period of January 1, 2006 to June 30, 2006, due to a change in our fiscal year end from December 31 to June 30, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, although they highlighted certain factors which raised substantial doubt about the Company's ability to meet its obligations and to continue as a going concern.

During the two most recent fiscal years ended December 31, 2005 and the transition period of January 1, 2006 to June 30, 2006 and 2005 and the subsequent interim period preceding 2007, there have been no disagreements with Child, Van Wagoner & Bradshaw, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC would have caused it to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements of the Company.

No "reportable events", as such term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the two most recent fiscal years ended 2006 and 2005 and the subsequent interim period preceding 2007.

On December 22, 2006, the Company’s Board of Directors engaged Moore Stephens Wurth Frazer and Torbet, LLP as its registered public accounting firm for the year ending 2007. During the two most recent fiscal years ended 2006 and 2005 and the subsequent interim period preceding the new appointment, neither the Company, nor someone on its behalf, has consulted Moore Stephens Wurth Frazer and Torbet, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Moore Stephens Wurth Frazer and Torbet, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a "reportable event".

          The Board of Directors recommends a vote “for” the ratification of the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.

PROPOSAL 3 — AMENDMENTS TO ARTICLES OF INCORPORATION

Pursuant to the Wyoming Business Corporation Act, the Articles of Incorporation can be amended by a majority of the voting power of the shareholders following a majority board approval and recommendation. The Board has proposed the following amendments, among others, to the Articles of Incorporation:

a) To change the name of the Company to “Duoyuan Digital Printing Holdings Company”;
b) To change the Registered Agent to Pioneer Corporate Services;
c) To change the Registered Office to 1720 Carey Avenue, Suite 600, Cheyenne, Wyoming;
d) To add an article eliminating director liability to the corporation and/or shareholders except in four circumstances provided for under the Wyoming Business Corporation Act.
e) To add an article on indemnifications of directors;
f) To add an article providing that directors may only be removed for cause.

As Asian Financial, Inc. is a subsidiary of Duoyuan Investments Limited, as well as being the parent company of its principal subsidiary, Duoyuan Digital Printing Technology Industry (China) Co., Ltd., the Board believes that it is in the Company’s best interest to change its name to “Duoyuan Digital Printing Holdings Company”.

The general rationale underlying the proposal to restrict director’s liability to four circumstances, and to indemnify the directors, as shown in Article 9 and Article 10, respectively, in the Restated Articles of Incorporation in Appendix E, is best stated by the American Bar Association’s Official Comment to the Revised Model Business Corporation Act: “Indemnification (including advances for expenses) provides financial protection by the corporation for its directors against exposure to expenses and liabilities that may be incurred by them in connection with legal proceedings based on an alleged breach of duty in their service to or on behalf of the corporation. Today when both the volume and cost of litigation have increased dramatically, it would be difficult to persuade responsible persons to serve as directors if they were compelled to bear personally the cost of vindicating the proprietary of their conduct in every instance in which it might be challenged.” According to the American Bar Association, the rationale underlying the indemnification the directors, except under the four circumstances enumerated in Article 10, is to encourage qualified individuals to serve as directors and not to inhibit them from taking some risks, despite the fact that the directors may not always satisfy the due care requirement, but only if the directors satisfy the “good faith” and “corporation’s best interests” standard. The adoption of Article 12 which states that shareholders may only remove directors for cause will further the Company’s goal to recruit and retain the most qualified individuals to serve as directors.

Finally, the Restated Articles of Incorporation in Appendix E also include some administrative clean-up changes relating to the change of the name and address of the registered agent as well as the change in the authorized common and preferred shares of the Company as a result of reverse stock split having been approved by the board on January 12, 2007.

For a complete copy of the current Articles of Incorporation, as well as the proposed Amended and Restated Articles of Incorporation, please see Appendix D and Appendix E, respectively.

The Board of Directors recommends a vote “for” the approval of the Restated Articles of Incorporation of the Company in the form attached hereto as Appendix E.

PROPOSAL 4 - ISSUANCE OF CASH PAYMENT

At the Annual Meeting, the shareholders will be asked to approve the issuance of cash payment, in lieu of issuing any fractional shares, after the reverse stock split, to each holder of Common Stock who would otherwise have been entitled to a fraction of a share. The Board of Directors has unanimously approved the one for 2.68189924 reverse stock split of the Company’s capital stock. The Board has further approved that in lieu of issuing any fractional shares, each holder of Common Stock who would otherwise have been entitled to a fraction of a share upon surrender of such holder’s certificate(s) will be entitled to receive a cash payment, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled, after taking into account all shares of Common Stock then held on the record date by the holder, and (ii) the cash value of those shares, which the Board hereby determines to be $3.84.

The Board of Directors recommends a vote “for” the issuance of cash payment in lieu of issuing any fractional shares after the reverse stock split to each holder of Common Stock who would otherwise have been entitled to a fraction of a share.

OTHER MATTERS

          As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement.  If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

          Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2008 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at No. 3 Jinyuan Road, Daxing District Industrial Development Zone, Beijing, Peoples’ Republic of China, Post Code: 102600, on or before February 1, 2008. In addition, if the Company is not notified by the secretary of the Company of a proposal to be brought before the 2008 Annual Meeting by a shareholder on or before April 17, 2008, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors

/s/ Wenhua Guo
Wenhua Guo
Chairman

Beijing, People’s Republic of China
June 1, 2007

YOUR VOTE IS IMPORTANT!

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Asian Financial, Inc.

Proxy Solicited by the Board of Directors
for the Annual Meeting of Shareholders
to be Held June 29, 2007

          The undersigned hereby appoints Wenhua Guo and Baiyun Sun or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of Asian Financial, Inc., the “Company”, to be held on June 29, 2007 at 10:00, local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

     1.  To elect Wenhua Guo, G. Michael Bennett, Xiqing Diao, Lianjun Cai and Punan Xie as directors, to hold office until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified, the nominees listed below:

___	FOR	___	WITHHOLD AUTHORITY
	All nominees listed		to vote (as to all nominees)
(except as indicated
below)

          To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

     2.  To ratify the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.

___ For	___ Against	___ Abstain

3. To approve the Restated Articles of Incorporation of the Company in the form attached hereto as Appendix E.

___ For	___ Against	___ Abstain

4. To approve the issuance of cash payment, in lieu of issuing any fractional shares, after the reverse stock split, to each holder of Common Stock who would otherwise have been entitled to a fraction of a share.

___ For	___ Against	___ Abstain

The Board recommends that you vote FOR the above proposals.  This proxy, when properly executed, will be voted in the manner directed above.  WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.  This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Shareholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, 2007

PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Appendix A

AUDIT COMMITTEE CHARTER
Adopted by the Board of Directors of Asian Financial, Inc.
on April 23, 2007

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Asian Financial, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and the effectiveness of the Company’s internal control over financial reporting. Notwithstanding the foregoing, however, the Committee is not responsible for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the applicable rules and regulations ("Regulations") of the SEC, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of an independent registered public accounting firm to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS  61, as it may be modified or supplemented.

4. Instruct management, the independent auditor and the internal auditor(if any) that the Committee expects to be informed if there are any subjects that require special attention or if any significant deficiencies or material weaknesses to the system of internal control over financial reporting are identified. Review with management and the independent auditor any material changes to the system of internal control over financial reporting.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6. Meet with management and the independent auditor, together and separately, to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal controls, and the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

7. Review and discuss with management and the independent auditor management’s report on internal control over financial reporting, and the independent auditor’s audit of the effectiveness of the Company’s internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8. Review the management letter delivered by the independent auditor in connection with the audit.

9. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report on Form 10-K.

10. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

11. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12. Have such direct and independent interaction with members of management, including the Company’s chief financial officer and chief accounting officer, as the Committee believes appropriate.

13. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

14. Review the scope and results of internal audits, if any.

15. Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

16. If there is an internal auditor, obtain and review periodic reports on the internal auditor's significant recommendations to management and management's responses.

17. Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

18. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

19. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

20. Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

21. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters

22. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

23. Review and approve all related party transactions.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

Appendix B

COMPENSATION COMMITTEE CHARTER
Adopted by the Board of Directors of Asian Financial, Inc.
on April 23, 2007

Purpose

The purposes of the Compensation Committee (the “Committee”) established pursuant to this charter are to assist the Company's Board of Directors (the "Board") in the discharge of its responsibilities with respect to compensation for the Company’s executive officers and independent directors, report annually to the Company’s stockholders on executive compensation matters, administer the Company’s equity-based compensation plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize the Committee to undertake or assume responsibility for.

Membership and Power to Act

The Compensation Committee will be comprised of at least two members of the Board of Directors. Such members will be elected by and serve at the discretion of the Board. Each Committee member will serve on the Committee during his or her respective term as a Board member, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee.

As long as the Company’s Common Stock remains publicly traded, each member of the Committee will be (1) “independent” as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules) and (2) a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934. Furthermore, to the extent the Board has members meeting such qualifications, each member of the Committee will be an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986. These terms are more fully described in Exhibit A attached hereto.

The Board reserves to itself all authority delegated hereunder to the Committee. This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder. Notwithstanding the above, the Board reserves the right at any time to revoke or change the authority delegated hereunder.

The Committee may act by unanimous written consent.

Responsibilities

The authority delegated to the Committee that necessary for the Committee to carry out its functions as the body responsible for overseeing all matters related to the Company’s compensation programs. A non-exclusive list of specific authority delegated to the Committee is set forth below. This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfill the responsibilities of the Committee hereunder.

1. The Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer, and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations. The Committee will review at least annually the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, and in light of such review determine his or her compensation.

2. The Committee has authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations. It is expected that the Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

3. The Committee has authority to administer the Company’s equity compensation plans, including without limitation to approve the adoption of such plans, to reserve the reservation of shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

4. The Committee has authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

5. Except with respect to the responsibilities set forth in Section 1 above, the Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any members of the Board). In addition, to the extent permitted by applicable law, the Committee may delegate to a subcommittee comprised of one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees or consultants (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company.

6. The Committee will prepare an annual report to the Company’s stockholders on executive compensation and review the Company’s Compensation Discussion and Analysis, each of which will be included in the annual report or the Company’s proxy statement for its annual stockholders’ meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

7. The Committee will make regular reports to the Board with respect to significant actions and determinations made by the Committee.

8. The Committee will from time to time review this charter and make recommendations to the Board with regard to appropriate changes to the charter.

9. The Committee will from time to time review its own performance and report on its conclusions in this regard to the Board.

10. The Committee has the authority to perform such other activities and functions as are required by law, applicable Nasdaq rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder, including without limitation oversight of corporate controls and procedures related to compensation matters and other matters generally related to the executive officers’ ownership of Company securities.

Reports

The Committee will record its actions and determinations in written form. These records will be incorporated as a part of the minutes and actions of the Board.

Exhibit A

1. Independent Director.

The Compensation Committee must be composed solely of “independent” directors, as defined in Nasdaq Rule 4200(a)(15). If the Compensation Committee is composed of at least three members, one non-independent director who is not a current officer or employee or family member of such person may serve on the Compensation Committee for up to two years.

The following would not be independent under Nasdaq Rule 4200(a)(15):

(a) An officer or employee of the Company;

(b) A director who has been employed by the Company within the past three years;

(c) A director who received, or who had a family member who received, compensation from the Company of more than $100,000 during any twelve-month period during the past three years, other than compensation to the director for Board service, compensation to a family member who is an employee but not an executive officer of the Company or non-discretionary compensation;

(d) A director who is the family member of any person who was an executive officer of the Company within the past three years;

(e) A director who is a partner, executive officer, or controlling shareholder of any organization to which the Company made, or from which the company received, payments that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more, during the current or any of the past three years, other than payments arising solely from investments or charitable contribution matching programs;

(f) A director who is an executive officer of another company where any of the Company’s executive officers has served on the compensation committee of the other company within the past three years;

(g) A director who is a current partner of the Company’s outside auditor, was a partner or employee of the Company’s outside auditor and worked on the company’s audit during the past three years; or

(h) Any person who has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment

2. Non-Employee Director.

Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 defines a Non-Employee Director as a director who:

(a) Is not currently an officer (as defined in Rule 16a-1(f)) of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

(b) Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered a s a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K; and

(c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K.

3.  Outside Director.

Regulation 1.162-27(e)(3) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, defines an Outside Director as a director who:

(a) Is not a current employee of the publicly held corporation;

(b) Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(c) Has not been an officer of the publicly held corporation; and

(d) Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director. For this purpose, remuneration includes any payment in exchange for goods or services.

Appendix C

NOMINATING COMMITTEE CHARTER
Adopted by the Board of Directors of Asian Financial, Inc.
on April 23, 2007

Purpose

The purpose of the Nominating Committee (the “Committee”) of the board of directors (the “Board”) of Asian Financial, Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board of the Company, and select nominees for election as directors of the Company, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines and provide oversight with respect to corporate governance and ethical conduct.

Composition

The Committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall satisfy the requirements of Nasdaq.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Identify and evaluate individuals, including individuals proposed by stockholders, qualified to serve as members of the Board, and select nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and identify, evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2. Recommend to the Board directors for appointment to its committees and, as appropriate, recommend rotation or removal of directors from Board committees.

3. Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines, and from time to time review and assess the guidelines and recommend changes for approval by the Board.

4. Cause to be prepared and recommend to the Board the adoption of a code of conduct, and from time to time review and assess the code of ethics and code of conduct, and recommend changes for approval by the Board.

5. Conduct an annual evaluation of the performance of the Board, including individual members of the Board, and discuss the evaluation with the full Board.

6. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

7. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

8. Make recommendations to the Board regarding issues of management succession.

9. Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

3. Appoint a chair of the Committee, unless a chair is designated by the Board.

4. Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

5. Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

Appendix D

ASIAN FINANCIAL, INC.
ARTICLES OF INCORPORATION

Wyoming Secretary of State	Phone (307) 777-7311/7312
The Capitol Building, Room 110	Fax (307) 777-5339
200 W. 24th Street	E-mail: corporations@state.wy.us
Cheyenne, WY 82002-0020

1. Corporate name ASIAN FINANCIAL

2. Registered agent name Wyoming Corporation Service, Inc

3. Address of registered agent (must be a Wyoming street address which is identical to the registered agent's business office; must include street address, city, state and zip code; no post office boxes or mail drop boxes.)

Wyoming Corporation Service, Inc
1005 Country Club Ave.
Cheyenne, WY 82001

4. The mailing address where correspondence and annual report forms can be sent:

51625 Desert Club Dr, #207, La Quinta, CA 92253

5. Number and class of shares the corporation will have the authority to issue:

100,000,000 shares of Common stock and 1,000,000 shares of Blank Check Preferred stock

Number and class of shares which are entitled to receive the net assets upon dissolution:

Undetermined

6. Incorporators (list names and addresses of each incorporator):

Dempsey Mork, 51625 Desert Club Dr, #207, La Quinta, CA 92253

7. Execution (all incorporators must sign)

Printed Name Signature Date

Dempsey Mork /s/Dempsey Mork 7/20/05

8. Contact name Daytime Phone Number

Dempsey Mork 760-219-2776

Appendix E

RESTATED ARTICLES OF INCORPORATION OF
DUOYUAN DIGITAL PRINTING HOLDINGS COMPANY

Article 1.

The name of the Company is Duoyuan Digital Printing Holdings Company.

Article 2.

The registered agent of the Company is Pioneer Corporate Services.

Article 3.

The address of the registered agent and registered office of the Company is 1720 Carey Avenue, Suite 600, Cheyenne, Wyoming 82001.

Article 4.

The mailing address where correspondence and annual report forms can be sent is:

Ms. Baiyun Sun, Secretary of the Company
c/o Duoyuan Digital Printing Technology Industry (China) Co., Ltd.
No. 3 Jinyuan Road
Daxing District Industrial Development Zone
Beijing, People’s Republic of China
Post Code 102600

Article 5.

The corporation shall have the right to issue 37,287,009 shares of common stock. The corporation shall also have the right to issue 372,870 shares of preferred shares.

Article 6.

The name and address of the incorporator is Dempsey Mork, 51625 Desert Club Drive #207, LaQuinta, CA 92253

Article 7.

Execution Signed by Incorporators (No change)

Article 8.

Initial Contact Name and Phone Number (No change)

Article 9.

Director Liability. A member of the board of directors shall not be liable to the corporation or its shareholders for money damages for action taken or any failure to take any action except liability for:

A). The amount of financial benefit received by a director to which he is not entitled;

B). An intentional infliction of harm on the corporation or shareholders;

C). A violation of W.S. 17-16-833 which relates to unlawful distributions;

D). An intentional violation of criminal law.

Article 10.

Indemnification of Director. The Corporation may indemnify a director for liability as defined in W.S. 17-16-850 (a) (v) for liability to any person for any action taken or failure to take any action as a director except liability for:

A). Receipt of a financial benefit to which he is not entitled;

B). An intentional infliction of harm on the corporation or its shareholders;

C). A violation of W.S. 17-16-833 which relates to unlawful distributions;

D). An intentional violation of criminal law.

Article 11.

Shareholders may only remove directors for cause.

DATED THIS_____day of _________________, 2007.

______________________________
Chairman of the Board of
Directors

ATTEST:___________________
Secretary of the Board